Subsequent events	6 Months Ended
Jun. 30, 2015
Subsequent events [Abstract]
Subsequent events

16. Subsequent events

On July 1, 2015, under the 2007 Plan, the Company granted share options with service conditions to purchase up to 600,000 common shares to two employees, at an exercise price of US$1.71 per share.

On July 29, 2015, under 2015 Stock Option Plan, the Company granted share options with service conditions to purchase up to 81,600 common shares to one employee, at an exercise price of US$1.71 per share.

From July 1 to July 13, 2015, 785,698 common shares were repurchased at a total cost of US$1,192,871 by the trust administering the 2014 Restricted Stock Unit Plan.

From July 1 to July 15, 2015, the Group obtained debt borrowings through entrusted loans with an aggregate amount of approximately US$53.9 million, which are secured by the Group's land use rights.